UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                  June 20, 2005
                                 (June 14, 2005)
                                 Date of Report
                        (Date of earliest event reported)

                        Commission file number 333-75044


                                CATALYST LIGHTING GROUP, INC.
               ---------------------------------------------------------------
              (Exact name of small business issuer as specified in its charter)


                   Delaware                              84-1588927
  --------------------------------------------         ---------------
 (State or other jurisdiction of incorporation        (I.R.S. employer
               or organization)                     identification number)


               7700 Wyatt Drive
                Forth Worth, TX                            76108
     --------------------------------------              --------
    (Address of principal executive offices)            (Zip Code)



         Issuer's telephone number, including area code: (817) 738-8181

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Brady Basil resigned from the position of Chief Financial Officer of Catalyst Lighting Group, Inc (the "Company"), effective as of June 14, 2005. Mr. Basil will stay with the Company in a consulting role through the end of June 2005 for transition purposes.

      The Company has not yet replaced Mr. Basil, however, the Company has begun a search for a new Chief Financial Officer.

                                   SIGNATURES

                                    FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CATALYST LIGHTING GROUP, INC.


/s/ Dennis H. Depenbusch
-----------------------------
Dennis H. Depenbusch
Chairman and CEO

Date:  June 20, 2005